Exhibit 99.1

Quantum-Si Announces the Appointment of Jeff Keyes as Chief Financial Officer

Appointment positions company for strategic growth in next-generation protein sequencing

GUILFORD, Conn., May 2, 2023 — Quantum-Si- Incorporated (Nasdaq: QSI) (“Quantum-Si,” “QSI” or the “Company”), The Protein Sequencing Company™, today announced the appointment of Jeff Keyes as its new Chief Financial Officer, effective May 15, 2023. Mr. Keyes brings more than 25 years of experience in senior financial positions providing transformational leadership for emerging and evolving public and private companies.

“I am excited to welcome Jeff to our team. He is a high-impact executive and the ideal choice to drive the strategic growth of our organization as we continue to expand the commercialization of Platinum™,” said Jeff Hawkins, CEO of Quantum-Si. “His industry knowledge and operational experience will be vital as we look to position Quantum-Si for sustainable, long-term value creation.”

Previously, Mr. Keyes served as CFO of Spinal Elements, Inc., a medical device company, and CFO of Custopharm, Inc., a developer of generic sterile injectable pharmaceuticals, where he helped lead the company through rapid commercial growth and a successful acquisition by Hikma Pharmaceuticals. Additionally, Mr. Keyes has held a variety of leadership roles across finance, accounting, and mergers and acquisitions support in life science companies. He has also served on the board of directors of CNS Pharmaceuticals, Inc., a public clinical stage biotech company, since June 2018. Mr. Keyes holds a Bachelor of Arts in accounting from Western Washington University and is a certified public accountant.

“Serving as the CFO of Quantum-Si will provide the opportunity for me to contribute to a company that is leading the way with its protein sequencing technology, a platform that will ultimately improve our understanding of disease while contributing to new diagnostic tools and therapies in the years to come,” said Mr. Keyes. “I look forward to collaborating with the accomplished leadership team to drive growth, optimize shareholder value, and further accelerate the adoption of our transformative technologies.”

Mr. Keyes will succeed Claudia Drayton who has served as the Company’s CFO since April 2021. Ms. Drayton will remain as a senior advisor with the Company until June 30, 2023, to assist with the transition.

Inducement Awards

Subject to Mr. Keyes commencing employment, the Company’s Board of Directors, among other things, authorized the grant to Mr. Keyes on May 15, 2023 of (i) 1,000,000 time-based stock options to purchase shares of the Company’s Class A common stock, which will vest as to 25% on the last day of the calendar quarter containing the one year anniversary of Mr. Keyes’ start date, with the remainder vesting in 36 equal monthly installments at the end of each month thereafter; (ii) 500,000 performance-based stock options to purchase shares of the Company’s Class A common stock, which will vest in full if within one year of his start date the Class A common stock closing price is at least $10.00 (as adjusted) for 20 out of 30 consecutive trading days; and (iii) 500,000 performance-based stock options to purchase shares of the Company’s Class A common stock, which will vest in full if within three years of his start date the Class A common stock closing price is at least $20.00 (as adjusted) for 20 out of 30 consecutive trading days (collectively, the “Inducement Awards”). The Inducement Awards are inducements material to Mr. Keyes entering into employment with the Company in accordance with Nasdaq Rule 5635(c)(4). The Inducement Awards will have an exercise price equal to the fair market value of the Company’s Class A common stock on May 15, 2023. The Inducement Awards each have a ten year term and are subject to the terms and conditions of their respective stock option agreements.

About Quantum-Si Incorporated

Quantum-Si, The Protein Sequencing Company™, is focused on revolutionizing the growing field of proteomics. The Company's suite of technologies is powered by a first-of-its-kind semiconductor chip designed to enable next-generation single-molecule protein sequencing and digitize proteomic research in order to advance drug discovery and diagnostics beyond what has been possible with DNA sequencing. Learn more at quantum-si.com.

Forward Looking Statements

This press release includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. The actual results of the Company may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company's expectations with respect to future performance and development and commercialization of products and services. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the Company's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of COVID-19 on the Company's business; the inability to maintain the listing of the Company's Class A common stock on The Nasdaq Stock Market; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the Company to grow and manage growth profitably and retain its key employees; our ongoing leadership transition; changes in applicable laws or regulations; the ability of the Company to raise financing in the future; the success, cost and timing of the Company's product development and commercialization activities; the commercialization and adoption of the Company’s existing products and the success of any product the Company may offer in the future; the potential attributes and benefits of the Company’s commercialized PlatinumTM protein sequencing instrument and the Company’s other products once commercialized; the Company's ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the Company's ability to identify, in-license or acquire additional technology; the Company's ability to maintain its existing lease, license, manufacture and supply agreements; the Company's ability to compete with other companies currently marketing or engaged in the development or commercialization of products and services that serve customers engaged in proteomic analysis, many of which have greater financial and marketing resources than the Company; the size and growth potential of the markets for the Company's products and services, and its ability to serve those markets once commercialized, either alone or in partnership with others the Company's estimates regarding future expenses, future revenue, capital requirements and needs for additional financing; the Company's financial performance; and other risks and uncertainties described under "Risk Factors" in the Company’s Annual Report for the fiscal year ended December 31, 2022, and in the Company's other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Investor Contact

Juan Avendano

ir@quantum-si.com

Media Contact

Anya Bolshem

media@quantum-si.com